Exhibit 99.1

Vivint Smart Home Provides Business Update Related to COVID-19

PROVO, Utah – April 9, 2020 – Vivint Smart Home, Inc. (NYSE:VVNT), a leading smart home company, today announced several business updates related to COVID-19.

“As we navigate the evolving situation with the COVID-19 pandemic, ensuring the health, safety, and well-being of our customers, employees and communities remains our top priority,” said Todd Pedersen, CEO of Vivint Smart Home. “I am seeing extraordinary efforts from our employees and am proud of our talented and dedicated teams.”

Vivint Smart Home provides essential services to more than 1.5 million customers across North America. Vivint’s services include lifesaving and life-protecting 24/7 professional monitoring for emergency situations such as medical, fire, carbon monoxide and burglary alerts. Our dedicated customer care and monitoring teams are continuing to ensure that we respond to these alerts within seconds. Smart home technology also allows customers to manage and protect their homes whether at home or away.

Providing Peace of Mind to Our Customers

Vivint has implemented a number of operational changes to continue to provide the outstanding level of service our customers have come to rely on:

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We have transitioned more than 1,500 customer care professionals to effective work-from-home environments where they continue to provide uninterrupted customer service and maintain our quality standards.

•	We are maintaining our geographically dispersed central monitoring stations to provide 24/7 professional monitoring services for all emergencies.

•	We have instituted a work-from-home policy for all corporate employees across all our facilities, following state and local guidelines.

Protecting Our Customers and Employees

Based on the latest CDC guidelines, we have implemented new operating and safety procedures to keep both our customers and employees safe, including:

•	Conducting daily “fitness-for-duty” assessments for all customer-facing employees, which includes a temperature and symptoms check.

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Contacting customers before our visit to determine if anyone in the home is experiencing signs of illness or flu-like symptoms, or has been exposed to COVID-19, and rescheduling appointments when needed.

•	Following CDC guidelines for social distancing and hand washing, including cleaning workspaces and surfaces, and not shaking hands with customers.

•	Using protective sanitary equipment during service visits, such as disposable gloves, masks and hand sanitizer.

•	Based on state and local government guidelines, we have temporarily paused all door-to-door sales activities across North America.

•	We are providing up to 14 days of paid time off for any employee who has contracted COVID-19 or is required to be quarantined by a public health authority.

Continuity Plans to Protect the Business

We are implementing business continuity plans intended to ensure the health, safety, and well-being of our customers, employees and communities, and to protect the financial and operational strength of the company. We are trimming discretionary spending to preserve cash and improve our cost structure. We have also drawn down $100 million on our revolving credit facility as a precautionary measure to increase our cash position and preserve liquidity and financial flexibility in light of current uncertainty in the global markets resulting from the COVID-19 pandemic.

We are making a change to our business in Canada. Each account sold in Canada has historically required a significant cash investment by the company. Effective June 10, 2020, Vivint Canada, Inc. will no longer sell new equipment or accounts through its door-to-door sales channel. We will continue to sell through online marketing and our inside sales channels. We remain committed to our customers in Canada and will continue to operate there with dedicated support and services.

We will continue to adjust these plans in response to the global situation with COVID-19. While we face significant challenges and uncertainties, we are continuing to work to improve the customer experience, our customer-focused culture and continued operational excellence.

Vivint will provide a more detailed investor update during its first quarter 2020 earnings call to be scheduled in early May.

About Vivint Smart Home

Vivint Smart Home is a leading smart home company in North America. Vivint delivers an integrated smart home system with in-home consultation, professional installation and support delivered by its Smart Home Pros, as well as 24/7 customer care and monitoring. Dedicated to redefining the home experience with intelligent products and services, Vivint serves more than 1.5 million customers throughout the U.S. and Canada. For more information, visit www.vivint.com.

Note on Forward-Looking Statements

This press release contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding, among other things, the uncertain impact on the company and its business and operations of the COVID-19 pandemic, the impact of contingency plans and cost reductions, the company’s liquidity, and the company’s plans, strategies and prospects, both business and financial, and similar statements concerning anticipated future events and expectations that are not historical facts. These statements are based on the beliefs and assumptions of the company’s management. Although the company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, in addition to those discussed in “Risk Factors” in the company’s annual report on Form 10-K for the fiscal year ended December 31, 2019, and other reports and documents filed with the U.S. Securities and Exchange Commission, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements:

•	the duration and scope of the COVID-19 pandemic;

•	actions governments, the company’s counterparties, and the company’s customers or potential customers take in response to the COVID-19 pandemic;

•	the impact of the pandemic and actions taken in response to the pandemic on the global economies and economic activity;

•	the pace of recovery when the COVID-19 pandemic subsides;

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the impact of the COVID-19 pandemic on our liquidity and capital resources, including the impact of the pandemic on our customers and timing of payments, the sufficiency of credit facilities, and the company’s compliance with lender covenants;

•	the ineffectiveness of steps we take to reduce operating costs;

•	risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process;

•	the highly competitive nature of the smart home and security industry and product introductions and promotional activity by our competitors;

•	litigation, complaints, product liability claims and/or adverse publicity;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability;

•	adverse publicity and product liability claims;

•	increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements;

•	cost increases or shortages in smart home and security technology products or components;

•	the introduction of unsuccessful new smart home services;

•	privacy and data protection laws, privacy or data breaches, or the loss of data;

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the impact to the company’s business, results of operations, financial condition, regulatory compliance and customer experience of the Vivint Flex Pay plan and the company’s ability to successfully compete in the retail sales channels;

•	risks related to the company’s exposure to variable rates of interest with respect to its revolving credit facility and term loan facility; and

•	the company’s substantial indebtedness.

In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and our ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release are more fully described in the “Risk Factors” in the company’s annual report on Form 10-K for the fiscal year ended December 31, 2019, and other reports and documents filed with the SEC, as such factors may be updated from time to time in the company’s filings with the SEC, and are accessible on the SEC’s website at www.sec.gov and the Investor Relations section of Vivint’s website at www.vivint.com. These risk factors should not be construed as exhaustive. You are urged to carefully consider all such factors and the company notes that the COVID-19 pandemic may have the effect of heightening many of the risks and uncertainties described. The company undertakes no obligations to update or revise publicly any forward-looking statements, whether a result of new information, future events, or otherwise, except as required by law.